UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2006

TIVO INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27141	77-0463167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2160 Gold Street, Alviso, California	95002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408)519-9100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

We are filing this current report on Form 8-K to set forth audited consolidated financial statements for the year ended January 31, 2006, which reflect our change in accounting policy with respect to our recognition of hardware costs in our bundled sales programs as previously disclosed in our quarterly report on Form 10-Q for the quarter ending April 30, 2006, as filed with the SEC on June 9, 2006.

As previously disclosed, effective February 1, 2006, we changed our method of accounting for the recognition of hardware costs in bundled sales programs where the customer prepays the arrangement fee. Previously, to the extent that the cost of the DVR exceeded the revenue allocated to the DVR, the excess costs were deferred and amortized over the period of the subscription. In this prepayment plan, we received the cash upfront from consumers, which allowed us to elect deferral of hardware costs over the service period. We now expense all hardware costs upon shipment of the DVR.

We are presenting our audited adjusted consolidated financial statements for the year ended January 31, 2006 to reflect the fact that we now expense all hardware costs upon shipment of the DVR. The provisions of Statement of Financial Accounting Standards (SFAS) No. 154, “Accounting Changes and Error Corrections,” require that all elective accounting changes be made on a retrospective basis. The effect of the adjustment represents a $2.6 million increase to our previously reported net loss for the year ended January 31, 2006. As a result of the foregoing, the audited consolidated financial statements, Note 2 “Summary of Significant Account Policies”, and Note 14 “Income Taxes” to the consolidated financial statements for the three years ended January 31, 2006, have been updated. Additionally, we have added Note 2A “Change in Accounting Policy”. Also, there is no effect to our audited consolidated financial statements for the years ended January 31, 2005 and 2004.

In addition, we have provided herein an adjusted table of selected financial data reflecting the above accounting change and management’s discussion and analysis of financial condition and our results of operations, which we believe may be helpful to the investor in reviewing these revised/adjusted financial statements.

Except as described above, the information presented in this current report on Form 8-K does not include any adjustments or updates to any information presented in our consolidated financial statements or elsewhere in our annual report on Form 10-K for the year ended January 31, 2006, which was originally filed on April 14, 2006.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
18	Letter from KPMG LLP regarding change in accounting principle (incorporated herein by reference to the Exhibit 18 of the registrant’s Quarterly Report on Form 10-Q for filed on June 9, 2006).

23.1	Independent Registered Public Accounting Firm’s Consent (filed herewith).

99.1	Selected Financial Data.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Financial Statements and Supplementary Data.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVO INC.

Date: July 21, 2006	By:	/s/ Stuart West
Stuart West
Vice President of Finance and
Acting Chief Financial Officer
(Principal Financial and Accounting Officer)

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EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
18	Letter from KPMG LLP regarding change in accounting principle (incorporated herein by reference to the Exhibit 18 of the registrant’s Quarterly Report on Form 10-Q for filed on June 9, 2006).

23.1	Independent Registered Public Accounting Firm’s Consent (filed herewith).

99.1	Selected Financial Data.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Financial Statements and Supplementary Data.

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